EXHIBIT 31

Certification requirements set forth in Section 302 (a) of the Sarbanes-Oxley Act.

 We, Jeffrey M. Johnson and T. Linh Nguyen, certify that:

1.    We have reviewed Amendment No. 2 to the Form 10-KSB of International Lottery & Totalizator Systems, Inc. (“ILTS”);

2.    Based on our knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    [Reserved];

4.    We are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)), for ILTS and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to ILTS, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of ILTS’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)  Disclosed in this report any change in ILTS's internal control over financial reporting that occurred during ILTS’s most recent fiscal quarter (ILTS's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, ILTS's internal control over financial reporting.

5.    We have disclosed, based on our most recent evaluation of internal control over financial reporting, to ILTS’s auditors and the audit committee of ILTS’s board of directors (or persons performing the equivalent functions):

(a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect ILTS’s ability to record, process, summarize and report financial information; and

(b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in ILTS's internal control over financial reporting.

Dated: March 10, 2009	/s/Jeffrey M. Johnson
Jeffrey M. Johnson
President

/s/T. Linh Nguyen
T. Linh Nguyen
Chief Financial Officer and Corporate Secretary